UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report:
(Date of earliest event reported)
June 27, 2006

PIER 1 IMPORTS, INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-7832 (Commission File Number)	75-1729843 (IRS Employer Identification No.)
100 Pier 1 Place
Fort Worth, Texas 76102
(Address of principal executive offices
and zip code)
(817) 252-8000
(Registrant’s telephone
number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Ninth Amendment Agreement

Item 1.01 Entry into a Material Definitive Agreement
     Effective as of June 27, 2006, Pier 1 Funding, L.L.C., Pier 1 Imports (U.S.), Inc. and Wells Fargo Bank, National Association, as Trustee, entered into the Ninth Amendment Agreement (the “Ninth Amendment”) to the Series 2001-1 Supplement dated September 4, 2001 as amended (the “Supplement”) to the Pooling and Servicing Agreement dated February 12, 1997 that governs the securitization of Pier 1’s proprietary credit card receivables. The Ninth Amendment amends and restates the definition of “Ineligible Deferred Payment Plan Receivable” as set forth in Section 1.2 of the Supplement.
     A copy of the Ninth Amendment is included as Exhibit 10.1 to this Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit 10.1	Ninth Amendment Agreement, dated as of June 27, 2006, by and among Pier 1 Funding, L.L.C., Pier 1 Imports (U.S.), Inc. and Wells Fargo Bank, National Association, as Trustee.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIER 1 IMPORTS, INC.
Date: June 27, 2006	By:	/s/ Michael A. Carter
Michael A. Carter, Senior Vice President and
General Counsel